UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2010
LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in their charters)

Delaware Delaware (States or other jurisdictions of incorporation)	0-30242 1-12407 (Commission File Numbers)	72-1449411 72-1205791 (IRS Employer Identification Nos.)
5551 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225) 926-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 9, 2010, Lamar Advertising Company issued a press release announcing that its wholly-owned subsidiary, Lamar Media Corp., has agreed to sell $400 million in aggregate principal amount of 7 7/8% Senior Subordinated Notes due 2018 through an institutional private placement. Subject to customary closing conditions, the closing of the offering is expected on or about April 22, 2010. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in accordance with Rule 135c of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
99.1	Press release of Lamar Advertising Company dated April 9, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 9, 2010	LAMAR ADVERTISING COMPANY
	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

Date: April 9, 2010	LAMAR MEDIA CORP.
	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of Lamar Advertising Company dated April 9, 2010.